                           NORTHSTAR ADVANTAGE TRUST

                   Northstar Advantage Multi-Sector Bond Fund
                Two Pickwick Plaza, Greenwich, Connecticut 06830


                                                              September 22, 1995


Dear Northstar Advantage Multi-Sector Bond Fund Shareholder:


A special meeting of shareholders of Northstar Advantage Multi-Sector Bond Fund (the "Fund"), a series of Northstar Advantage Trust (the "Trust"), has been called for October 27, 1995, at which the shareholders of the Fund will be asked to consider a proposal for combining the assets of the Fund with the assets of Northstar Advantage Strategic Income Fund ("Strategic"), which has investment objectives and policies similar to those of the Fund. Northstar Investment Management Corporation, the investment adviser to the funds, believes the combined funds will provide greater economies of scale, resulting in reduced operating expenses. The proposal was reviewed and unanimously endorsed by the Trustees of the Trust, on behalf of the Fund, as being in the best interests of the Fund and its shareholders.


As a result of the proposed transaction, your Fund would be combined with Strategic, and you would become a shareholder of Strategic, receiving the same class of shares, Class A, Class B or Class C, as you currently own in the Fund. The value of your Fund shares will be used to purchase shares of Strategic without a sales charge. No taxes will be due on this transaction. WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.


Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED BY NO LATER THAN OCTOBER 26, 1995.


NOTE: You may receive more than one proxy package if you hold shares of the Fund in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each.

                                          Sincerely,

                                                    [SIGNATURE]
                                          Mark L. Lipson
                                          President and Trustee
                                          Northstar Advantage Trust

                           NORTHSTAR ADVANTAGE TRUST

                   NORTHSTAR ADVANTAGE MULTI-SECTOR BOND FUND
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 27, 1995

To the Shareholders of
  Northstar Advantage Multi-Sector Bond Fund of Northstar Advantage Trust:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Northstar Advantage Multi-Sector Bond Fund (the "Fund"), a series of Northstar Advantage Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Northstar Investment Management Corporation, Two Pickwick Plaza, Greenwich, Connecticut on October 27, 1995, at 10:30 a.m., for the following purposes:

    1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the properties and assets of the Fund to Northstar Advantage Strategic Income Fund ("Strategic"), in exchange for Class A, Class B and Class C shares of Strategic, and the assumption by Strategic of certain identified liabilities of the Fund, and for the distribution of such Class A, Class B and Class C shares, as applicable, of Strategic to the shareholders of the Fund and the subsequent liquidation of the Fund; and

    2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Trustees of the Trust have fixed the close of business on August 31, 1995 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Fund, Two Pickwick Plaza, Greenwich, Connecticut 06830.

                                          By Order of the Trustees

                                                  [SIGNATURE]
                                          Lisa Hurley, SECRETARY

Dated: September 22, 1995


    SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.
     INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

    YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                           PROXY STATEMENT/PROSPECTUS
                               SEPTEMBER 22, 1995


                  RELATING TO THE ACQUISITION OF THE ASSETS OF
                   NORTHSTAR ADVANTAGE MULTI-SECTOR BOND FUND
                                  A SERIES OF
                           NORTHSTAR ADVANTAGE TRUST
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830
                                 (800) 595-7827

                        BY AND IN EXCHANGE FOR SHARES OF
                   NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830
                                 (800) 595-7827

                                 --------------

This Proxy Statement/Prospectus is being furnished to shareholders of Northstar Advantage Multi-Sector Bond Fund (the "Fund"), a portfolio of Northstar Advantage Trust (the "Trust"), a Massachusetts business trust, in connection with a proposed reorganization (the "Reorganization") in which the assets of the Fund will be transferred to, and certain identified liabilities of the Fund will be assumed by, Northstar Advantage Strategic Income Fund ("Strategic"), a Massachusetts business trust, in exchange for Class A, Class B and Class C voting shares of Strategic. Upon receipt, the Fund will distribute the Class A, Class B and Class C Strategic shares to its shareholders in complete liquidation of the Fund, subsequent to which the Fund will be dissolved.


This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about Strategic that a prospective investor should know before investing. For a more detailed discussion of the investment objectives and policies of Strategic, and the risks of investing in it, see Strategic's Prospectus dated June 5, 1995, which is included herewith and incorporated by reference into this Proxy Statement/Prospectus. The Statement of Additional Information for Strategic, dated June 5, 1995, and the prospectus and SAI for the Fund, each dated January 17, 1995, are incorporated herein by reference and may be obtained upon request and without charge by calling the above telephone number or by writing to the above address. A Statement of Additional Information ("SAI"), dated September 22, 1995, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Proxy Statement/ Prospectus. A copy can be obtained without charge by calling or writing to Strategic at its principal executive offices as set forth above.


The Fund is a diversified investment portfolio, which is a series of the Trust, an open-end management investment company. Strategic is a diversified open-end, management investment company. The Fund's primary investment objective is to maximize current income. Strategic's investment objective is to seek high current income.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


SUMMARY................................................................................          4
  The Proposed Reorganization..........................................................          4
  Summary Comparison of the Fund and Strategic.........................................          4
    Investment Objectives and Policies.................................................          4
    Dividend Policy....................................................................          4
    Advisory Fees and Expense Ratios...................................................          5
    Distribution Arrangements..........................................................          5
    Exchange and Other Privileges......................................................          7
    Redemption Procedures..............................................................          7
  Tax Considerations...................................................................          7
SPECIAL CONSIDERATIONS AND RISK FACTORS................................................          7
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.......................................          9
COMPARISON OF ADVISORY FEES AND EXPENSE RATIOS.........................................         10
THE REORGANIZATION.....................................................................         11
  Terms of the Agreement...............................................................         11
  Description of Securities to Be Issued...............................................         12
  Reasons for and Purposes of the Reorganization.......................................         12
  Certain Effects of the Reorganization on Shareholders of the Fund....................         14
  Expenses of the Reorganization.......................................................         14
  Certain Legal Effects................................................................         14
  Tax Consequences.....................................................................         14
  Recommendation of the Trustees.......................................................         15
PRO-FORMA CAPITALIZATION...............................................................         15
PERFORMANCE INFORMATION................................................................         16
  Average Annual Total Return -- Class A Shares........................................         16
  Average Annual Total Return -- Class B Shares........................................         16
  Average Annual Total Return -- Class C Shares........................................         16
  Average Annual Total Return -- Class T Shares........................................         16
  Yield................................................................................         17
INFORMATION CONCERNING THE MEETING.....................................................         17
  Date, Time and Place of Meeting......................................................         17
  Solicitation, Revocation and Use of Proxies..........................................         17
  Record Date and Outstanding Shares...................................................         17
  Voting Rights and Required Vote......................................................         18
SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS AND MANAGEMENT..............................         19
FINANCIAL STATEMENTS...................................................................         19
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION..........................         19
OTHER MATTERS..........................................................................         20

                                    SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including the documents incorporated herein by reference) relating to the proposed Reorganization and the parties thereto.

THE PROPOSED REORGANIZATION

At a meeting held on April 26, 1995, all Trustees of the Trust, on behalf of the Fund, reviewed and approved a proposal that the Fund transfer to Strategic all of its properties and assets, subject to certain identified liabilities, in exchange for Class A, Class B and Class C voting shares of Strategic to be distributed to the Fund's shareholders in liquidation of the Fund. The acquisition of the assets and assumption of certain identified liabilities of the Fund by Strategic and the subsequent distribution of Class A, Class B and Class C shares of Strategic to the shareholders of the Fund are herein referred to as the "Reorganization."

SUMMARY COMPARISON OF THE FUND AND STRATEGIC

The following comparison is a summary of information contained in this Proxy Statement/Prospectus (including documents incorporated by reference or included herewith). In particular, see "Comparison of Investment Objectives and Policies" and "Comparison of Advisory Fees and Expense Ratios."

1.  INVESTMENT OBJECTIVES AND POLICIES


The Fund is a series of an open-end management investment company and Strategic is an open-end management investment company. The Fund and Strategic have as their respective primary objectives maximizing current income and seeking high current income. The Fund seeks to achieve its objective by investing in the following sectors of the fixed income securities markets: (a) U.S. Government Securities (b) Investment Grade (or comparable quality) Corporate Debt Securities (c) Investment Grade (or comparable quality) Securities issued by foreign corporate issuers and foreign governments and their political subdivisions and (d) High-Yield High-Risk Corporate Fixed Income Securities of U.S. and foreign issuers. Strategic seeks to achieve its objective by allocating investments among the following three fixed income sectors: The U.S. Government Sector, The High Yield Sector and The International Sector. The Fund's investments in securities of foreign issuers are limited to 35% of assets determined at the time of investment; investments in High-Yield High-Risk Securities are limited to 50% of assets, determined at the time of investment. Under normal market conditions, Strategic invests at least 20% of its assets, and may invest no more than 60% of its assets, in each sector. Up to 60% of Strategic's assets may be and at least 20% will be, invested in high-yield high-risk securities ("junk bonds"), and up to 80% of its net assets may be invested in securities of foreign issuers.



In addition to allocating its assets among investment sectors, each fund has adopted certain policies and utilizes certain investment techniques in seeking to obtain its objective. Each fund also may invest in short-term fixed income securities or hold its assets in cash for defensive purposes under abnormal market conditions. Each fund is permitted to utilize hedging techniques, such as writing and purchasing options and purchasing and selling financial futures contracts and related options to hedge against market, interest rate and currency risks. The use of these techniques would subject the funds to certain risks that would otherwise not be present. The Fund has not utilized any such hedging techniques since inception and Strategic does not employ these techniques in a manner such that more than 5% of its assets are placed at risk. In addition, each fund may seek to increase the current return of its portfolio by writing covered call or secured put options. Neither fund has utilized these techniques. See "Special Considerations and Risk Factors."


2.  DIVIDEND POLICY

Strategic declares and pays income distributions from net investment income monthly. In order to maintain a more stable monthly distribution, Strategic may at times pay out more or less than the entire amount of its net investment income and short-term capital gains earned in any particular period. Strategic intends to distribute any remaining net investment income, as well as any undistributed long- and short-term capital gains, at least annually. Income distributions from net investment income of the Fund are declared and paid monthly. Capital gains distributions, if any, of the Fund for the twelve month period ending October 31 of each year are paid in December of that year.

3.  ADVISORY FEES AND EXPENSE RATIOS


Pursuant to investment advisory agreements with the funds, Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as investment adviser to Strategic and the Fund. In this capacity, Northstar, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to each fund and is responsible for the management of the funds'
portfolios.   See   "Summary,"   "The   Reorganization   --   Reasons   for  the
Reorganization,"  "Comparison  of  Investment   Objectives  and  Policies"   and
"Comparison of Advisory Fees and Expense Ratios." For services rendered to the Fund, Northstar receives an advisory fee at the annual rate of .75% of average daily net assets on the first $250 million, scaled down at various increments to
 .55% on assets in excess of $1 billion. As of August 31, 1995, the Fund had net assets of approximately $45 million. For services rendered to Strategic, Northstar receives an advisory fee of .65% of average daily net assets.



For the Fund's fiscal year ended October 31, 1994, operating expenses of the Fund were equal to 1.50% of net assets for Class A shares, and 2.20% of net assets for Class B and Class C shares, after giving effect to expense reimbursements from Northstar pursuant to an expense cap voluntarily imposed by the Adviser. For the fiscal period ended December 31, 1994, Strategic's operating expenses were equal to 1.90% (annualized) of net assets for its only class of shares at that time (which class was sold subject to a contingent deferred sales charge and distribution charges similar to those of the Fund's Class B shares) after an expense reimbursement by Advest, Inc., the former principal underwriter for the fund, pursuant to a previously existing expense cap voluntarily imposed by the fund's former adviser (see "Summary -- Comparative Fee Table" below for operating expenses for each fund without expense reimbursements being taken into account). Prior to June 2, 1995, Strategic had only one class of shares (now referred to as the "Class T" shares), which class is no longer offered for sale. Strategic now offers for sale Class A, Class B and Class C shares.


4.  DISTRIBUTION ARRANGEMENTS

Shares of Strategic and the Fund are sold to the public at a public offering price which, in the case of Class A shares, includes an initial sales charge which varies depending on the size of the purchase, from 4.75% on purchases under $100,000 to 0% on purchases of $1 million and above. A contingent deferred sales charge may be imposed on purchases of $1 million and above at the time of redemption. Each fund offers certain arrangements for Class A shares that will result in reduced sales charges, including cumulative quantity discounts, group purchases, and statements of intention, and each fund waives the sales charge with respect to certain qualified persons. Each fund also offers Class B shares and Class C shares, each of which imposes a contingent deferred sales charge ("CDSC") in connection with certain redemptions. The CDSC will be imposed on most Class B share redemptions made within five (5) years of purchase at the maximum amount of 5 percent for redemptions made within one year from the date of purchase, declining to 0% after the fifth year of investment. Class C shares impose a 1% CDSC on redemptions made within one year of purchase. The sales charge on Class B and Class C shares is waived under certain circumstances and in connection with redemptions by certain qualified persons. The minimum initial purchase for each fund is $2,500, and the minimum subsequent purchase is $100.

In addition, each fund has adopted a distribution plan for each class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to the distribution plans, the funds are each required to reimburse the underwriter, NWNL Northstar Distributors, Inc. ("Distributors"), an affiliate of Northstar, monthly for actual expenses of Distributors, up to a maximum annual rate in the case of Class A shares of .30% of the fund's average daily net assets represented by Class A shares, and up to 1.00% of average daily net assets in the case of Class B and Class C shares, for distribution expenditures incurred in connection with the sale and promotion of each class of shares of each fund, and the furnishing to each class of shares of the respective funds of shareholder services.

                             COMPARATIVE FEE TABLE


A table comparing the annual fund operating expenses for Strategic Class A, Class B and Class C shares with the annual fund operating expenses for the Fund Class A, Class B and Class C shares and the Combined Fund Class A, Class B and Class C, assuming the Reorganization has been consummated, is provided below:


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                              COMBINED
                                            STRATEGIC1                              THE FUND1                (PRO FORMA)
                                 CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C      CLASS A
Management Fees..............        0.65%        0.65%        0.65%        0.75%        0.75%        0.75%        0.65%
Administration Fees..........        None         None         None         0.10%        0.10%        0.10%        None
12b-1 Service and
 Distribution Fees...........        0.30%        1.00%        1.00%        0.30%        1.00%        1.00%        0.30%
Other Expenses(2)............        0.45%        0.45%        0.45%        0.35%        0.35%        0.35%        0.45%
                                    -----        -----        -----        -----        -----        -----        -----
Total Fund Operating
 Expenses....................        1.40%        2.10%        2.10%        1.50%        2.20%        2.20%        1.40%


                                 CLASS B      CLASS C
Management Fees..............        0.65%        0.65%
Administration Fees..........        None         None
12b-1 Service and
 Distribution Fees...........        1.00%        1.00%
Other Expenses(2)............        0.45%        0.45%
                                    -----        -----
Total Fund Operating
 Expenses....................        2.10%        2.10%


------------------

1 The percentages in the table expressing annual fund operating expenses for Strategic and the Fund are based on amounts incurred during the fiscal period for each of the funds ended December 31, 1994 and October 31, 1994, respectively. With respect to the Fund, the annual operating expense figures take into account expense caps voluntarily imposed by the Fund's adviser and related reimbursements made pursuant to such caps. The Adviser has voluntarily agreed to continue such expense caps through October 31, 1995. As of December 31, 1994, no Class A, Class B or Class C shares of Strategic were offered; expenses for these classes are estimated based upon expenses of the Class T shares, which shares are no longer offered for sale, and adjusted to restate the expense information using the current fees that would have been applicable had they been in effect during the relevant time period. The annual operating expenses for Strategic have been voluntarily capped by the Adviser at 1.40% for Class A shares and 2.10% for Class B and Class C shares through December 31, 1995. Without these expense caps, it is estimated that annual operating expenses for the relevant period would have been 1.88%, 2.58% and 2.58% for Class A, Class B and Class C, respectively, of Strategic. Actual annual operating expenses for the Fund during the relevant period without giving effect to the expense caps were 1.75%, 2.64% and 8.81% for Class A, Class B and Class C, respectively.


2 After giving effect to expense caps voluntarily imposed by the Adviser.


                       FINANCIAL HIGHLIGHTS FOR STRATEGIC


The financial highlights set forth below present certain information and ratios as well as performance information about the classes of Strategic. The following information relating to the performance of Class T shares of Strategic for the period from July 1, 1994 (inception of the fund), to December 31, 1994, has been examined by Price Waterhouse LLP, independent accountants. The following information for Class A, Class B, Class C and Class T shares for the six-month period ended June 30, 1995 is unaudited. The information presented below should be read in conjunction with the financial statements and notes thereto, which also appear in the 1994 Annual Report to Shareholders and the June 30, 1995 Semi-Annual Report to Shareholders, each of which is incorporated by reference in the SAI to this Proxy Statement/Prospectus.


                                                                     DIVIDENDS   DISTRIBUTIONS
             NET ASSET                 NET REALIZED                  DECLARED      DECLARED
               VALUE         NET       & UNREALIZED    TOTAL FROM    FROM NET      FROM NET
PERIOD       BEGINNING   INVESTMENT     GAIN (LOSS)    INVESTMENT   INVESTMENT     REALIZED     DISTRIBUTIONS      TOTAL
ENDED        OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS     INCOME         GAIN       FROM CAPITAL   DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
                                               STRATEGIC INCOME FUND, CLASS A
----------------------------------------------------------------------------------------------------------------------------
6/05/95-
6/30/95      $   12.24    $    0.02      $   (0.02)     $    0.00    $   (0.09)    $      --      $      --      $   (0.09)

                                               STRATEGIC INCOME FUND, CLASS B
----------------------------------------------------------------------------------------------------------------------------
6/05/95-
6/30/95          12.24         0.04          (0.05)         (0.01)       (0.08)           --             --          (0.08)

                                               STRATEGIC INCOME FUND, CLASS C
----------------------------------------------------------------------------------------------------------------------------
6/05/95-
6/30/95          12.24         0.07          (0.09)         (0.02)       (0.08)           --             --          (0.08)

                                               STRATEGIC INCOME FUND, CLASS T
----------------------------------------------------------------------------------------------------------------------------
6/30/95          11.70         0.48           0.45           0.93        (0.48)           --             --          (0.48)
7/01/94-
12/31/94         12.00         0.51          (0.25)          0.26        (0.49)        (0.05)         (0.01)         (0.55)

                                                                                RATIO OF
              ASSET                  ASSETS,       TO         REIMBURSEMENT     INCOME TO
             VALUE,                  END OF      AVERAGE       TO AVERAGE        AVERAGE
PERIOD       END OF       TOTAL      PERIOD        NET             NET             NET        PORTFOLIO
ENDED        PERIOD    RETURN (1)    (000'S)   ASSETS (2)      ASSETS (2)      ASSETS (2)     TURNOVER
----------

----------
6/05/95-
6/30/95     $   12.15       (0.36)% $     160        1.89%             --%          12.22%          115%

----------
6/05/95-
6/30/95         12.15       (0.42)        435        2.18              --            9.29           115

----------
6/05/95-
6/30/95         12.14       (0.50)          3        2.12              --            7.99           115

----------
6/30/95         12.15        7.97      30,456        1.91              --            8.16           115
7/01/94-
12/31/94        11.71        2.14      25,252        1.90            0.63            7.92           156


--------------------

1 Total return does not reflect the maximum contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 4% for Class T shares.


2 Annualized

5.  EXCHANGE AND OTHER PRIVILEGES

Class A, B and C shares of the Fund and of Strategic may be exchanged without a sales charge for the same class of shares of any of the other registered investment companies managed or advised by Northstar, subject to certain conditions.

Each fund also offers its shareholders an Automatic Investment Plan, a Withdrawal Program, and Dividend and Distribution Reinvestment Options.

6.  REDEMPTION PROCEDURES

Shares of both funds may be redeemed at any time at their net asset value next determined after receipt of a complete redemption request; Class B and Class C shares may be subject to a CDSC at the time of redemption.

TAX CONSIDERATIONS

The Reorganization is being structured as a tax-free reorganization for Federal income tax purposes. If the Reorganization does in fact qualify for such treatment as intended, the Fund and Strategic will obtain an opinion of the law firm of Dechert Price & Rhoads to that effect. That opinion will be based on certain facts, assumptions and representations received from the Fund and Strategic.

For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Consequences."

                    SPECIAL CONSIDERATIONS AND RISK FACTORS


Strategic may invest up to 60% of its assets (and not less than 20%) in high-yield high-risk securities and up to 80% of its net assets in foreign securities, and the Fund may invest up to 50% of its assets in high-yield high-risk securities and up to 35% of its assets in foreign securities.
Therefore, the risks inherent in such investments are applicable to both entities.


High-yield high-risk securities, commonly known as "junk bonds," are predominantly speculative, and are characterized by substantial risk concerning payment of interest and principal. The market for these securities may consist of a limited number of dealers and investors, and the market value of such securities may reflect individual corporate developments rather than general economic conditions. Factors adversely affecting the market value of high-yield high-risk securities will adversely affect a fund's net asset value to the extent the fund's assets are invested in such securities.

Based upon the monthly weighted average ratings of all bonds held during the respective last semi-annual periods of each of the Fund and Strategic, the percentage of the total investments of each of the Fund and Strategic represented by bonds rated by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P"), separated into each rating category, is as follows:

               RATING                   THE FUND     STRATEGIC
MOODY'S          OR      S&P'S           4/30/95      6/30/95
Aaa                      AAA                 19.2         30.2
Aa                       AA                   6.9         13.6
A                        A                    1.3          2.2
Baa                      BBB                 22.8       --
Ba                       BB                  15.0         24.4
B                        B                   28.8         29.6
Caa                      CCC                  4.2       --
Ca                       CC                --           --
C                        C                 --           --
Not Rated                Not Rated            1.8       --

Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restriction in the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign Securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by either fund will not be registered with, nor the issuers thereof be subject to, the reporting requirements of the Commission. Accordingly, there may be less publicly available information about the securities and about foreign companies or governments than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The use of forward currency exchange contracts by the funds involves certain investment risks and transaction costs to which the funds might not otherwise be subject. Although permitted, the Fund has never used this hedging technique; Strategic employs this technique from time to time. Such risks include: (i) the Adviser may not always be able to accurately predict movements within currency markets, (ii) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which a fund invests and (iii) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing (current) contracts or futures positions or options when doing so is desirable. Each fund's successful use of forward currency exchange contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of securities being hedged moves in a favorable direction, the advantage to a fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the fund's net income would be less than if the fund had not hedged, since there are transaction costs associated with the use of these investment practices. These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if a fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the fund might incur a loss on the futures contract. A fund's ability to establish and maintain positions will depend on market liquidity. The ability of a fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

Each as a Massachusetts business trust, neither Strategic nor the Trust, on behalf of the Fund, is required to hold shareholder meetings unless so required under the provisions of the 1940 Act. Under Massachusetts law, shareholders of a business trust could, under certain limited circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust of the Trust and the Amended and Restated Declaration of Trust of Strategic each contains an express disclaimer of shareholder liability for acts or obligations of the respective funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Strategic or the Fund or Trustees of either fund. The Declaration of Trust of the Trust and the Amended and Restated Declaration of Trust of Strategic each also provides for indemnification out of trust property for all losses and expenses of shareholders held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and Strategic or the Fund itself would be unable to meet its obligations. A significant number of mutual funds in the United States are organized as Massachusetts business trusts.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The following comparison of the Fund and Strategic is qualified in its entirety by reference to the Fund's prospectus and SAI dated January 17, 1995 (the "Multi-Sector Prospectus"), and Strategic's prospectus and SAI dated June 5, 1995 (the "Strategic Prospectus"), which are incorporated herein by reference.

The investment objective of the Fund is a fundamental policy and therefore may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The investment objective of Strategic is a non-fundamental policy and therefore may be changed without shareholder approval upon thirty days advance notice of any change to shareholders.

The Fund, under normal circumstances, invests at least 65% of its assets in the following four sectors of the fixed income market: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Bonds"); (b) corporate debt securities rated at the time of purchase as investment grade by a nationally recognized securities rating organization ("NRSRO") or deemed to be of comparable quality by the Adviser ("Investment Grade Bonds"); (c) investment grade or comparable quality debt securities issued by foreign corporate issuers and securities issued by foreign governments and their political subdivisions "Foreign Bonds"); and (d) high-yield high-risk corporate fixed income securities ("High Yield Bonds") of U.S and foreign issuers. The Fund's assets generally are invested in each market sector but the Fund may invest any amount of its assets in any one sector, except for High Yield Bonds and Foreign Bonds (including Foreign High Yield Bonds), which are limited, respectively, to 50% and 35% of the Fund's assets, determined at the time of investment, and the Fund may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes that this strategy may achieve a more stable net asset value since diversification over several market sectors tends to reduce volatility. However, there can be no assurance that certain economic and other factors will not cause fluctuations in the value of the securities held by the Fund, resulting in fluctuations of the Fund's net asset value.

Strategic invests at least 65% of its assets in the following three sectors of the fixed income market: (a) U.S. Government Sector (consists of debt obligations of the U.S. Government, its agencies and instrumentalities); (b) High Yield Sector (consists of high-yield high-risk, lower rated and non-rated U.S. and foreign fixed-income securities); (c) International Sector (consists of investment grade equivalent debt obligations of foreign governments and their agencies and instrumentalities, which may be denominated in U.S. dollars or other currencies). Under normal market conditions, Strategic will maintain at least 20% of its assets in each of the three sectors and may not invest more than 60% of its total assets in any one sector. The Adviser, under normal market conditions, will invest substantially all of Strategic's assets in the three sectors, and will determine the amount to be invested in each sector based upon its assessment of the maximum level of current income that can be achieved from a portfolio invested in all three sectors without incurring undue risks to principal value.

Each fund's assets allocated to the various market sectors are managed in accordance with stated investment policies, except that for defensive purposes under unusual market conditions, the funds may at times invest in short-term investments for liquidity purposes, or hold assets in cash. Each fund may also enter into futures contracts and related options, and engage in a variety of other hedging techniques, including foreign exchange contracts.

The Fund and Strategic may each utilize currency hedging to minimize foreign currency exposure so that each fund may invest in a country's market although the outlook for that country's currency may be poor. The objective of the use of currency hedging is to reduce the impact of currency fluctuations on the fund's portfolio. The Fund and Strategic are permitted to use a variety of investment hedging techniques including the use of forward foreign currency exchange contracts, futures contracts on foreign currencies, options on futures contracts and options on foreign currencies. In order to hedge against adverse movements in exchange rates between currencies, each fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date. In addition, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, each fund may enter into a foreign contract to sell the currency that the Adviser expects to decline in an amount approximating the value of some or all of the fund's portfolio securities denominated in that currency. Each fund may engage in futures contracts on foreign currencies and options on these futures themselves as a hedge against changes in the value of the currencies to which the fund is subject or to which either fund expects to be subject in connection with futures purchases. Each fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the fund. Each fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. In addition to the use of the currency hedging techniques mentioned above, each fund may write covered call options contracts on U.S. securities that it owns if such options are listed on an organized securities exchange and the Adviser determines that it is consistent with the fund's investment objective. There are certain risks associated with the use of these investment techniques and transaction costs to which each fund might not be otherwise be subject. See "Special Considerations and Risk Factors."


As a matter of fundamental policy, neither fund may purchase any security if, as a result: (i) as to 75% of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer, (ii) the fund would own 10% or more of the outstanding voting securities of any single issuer or
(iii) 25% or more of the fund's total assets would be concentrated in any one industry.

Both funds have a similar fundamental policy with respect to borrowing, which is limited to bank borrowing and then only when there is asset coverage of at least 300%. As a non-fundamental policy, the Fund may not borrow an amount equal to more than 10% of the market value of its total assets, and may not purchase additional securities while borrowings are in excess of 5% of the market value of the Fund's total assets; Strategic may not borrow money in excess of 5% of its total assets. Neither fund has previously engaged in any bank borrowing activity.

Each fund may also engage in the following investment techniques: (i) invest in mortgage-backed securities; (ii) purchase U.S. Treasury and corporate zero coupon bonds, step coupon and paid-in-kind bonds; (iii) enter into repurchase agreements; (iv) enter into forward commitment contracts or purchase securities on a when-issued or delayed delivery basis, (v) lend securities; (vi) purchase loan participations and (vii) invest in private placements and Rule 144A securities. The Fund may also enter into reverse repurchase and dollar roll agreements.

                  COMPARISON OF ADVISORY FEES & EXPENSE RATIOS

The following comparison is qualified in its entirety by reference to the Fund's
Prospectus  and  Strategic's  Prospectus,  which  are  incorporated  herein   by
reference.

The investment adviser for the Fund and Strategic is Northstar. Pursuant to the Investment Advisory Agreement with Northstar, the Fund pays Northstar an advisory fee at an annual rate of: 0.75% of the value of the net assets of the Fund on the first $250 million; 0.70% of the value of the net assets of the Fund between $250 million and $500 million; 0.65% of the value of the net assets between $500 million and $750 million; 0.60% of the value of the net assets between $750 million and $1 billion; and 0.55% of the value of the net assets over $1 billion. Pursuant to the Investment Advisory Agreement with Northstar, Strategic pays Northstar an advisory fee computed on average daily net assets of Strategic at an annual rate of .65% of average net assets of the fund.

Northstar has agreed, under the terms of each Investment Advisory Agreement, to reimburse the funds to the extent that, in any fiscal year, aggregate annual expenses of either fund, exclusive of taxes, interest, brokerage fees, payments made pursuant to a Rule 12b-1 distribution plan, and extraordinary charges such as litigation costs, exceed the most restrictive expense limitations imposed by any state in which Strategic's shares are qualified for sale. Currently, the most restrictive expense limitation applicable to Strategic (or the Fund) is imposed by California, which provides that aggregate annual expenses of an investment company (which excludes interest, taxes, certain annual distribution plan expenses, litigation costs and capital items such as brokerage costs) shall not normally exceed 2.5% of the first $30,000,000 of the company's average net assets, 2% of the next $70,000,000 of the company's average net assets, and 1.5% of any amount of the average net assets of the investment company in excess of $100,000,000 for any fiscal year. To the extent that a fund's expenses exceed this limitation, the Adviser would be required to reduce or rebate its fee. The Adviser would not be required to absorb any other expenses in excess of its fees.


For the period ended October 31, 1994, the Fund's expenses, before any waiver or expense reimbursement by the Adviser, were 1.75% of average net assets represented by Class A shares; 2.64% of those represented by Class B shares and 8.81% of average net assets represented by Class C shares from the period of inception of each class offering (November 8, 1993 for Class A shares, February 9, 1994 for Class B shares and March 21, 1994 for Class C shares). (The Fund's expenses for such period, after any waiver and expense reimbursement by the Adviser were 1.50% of average net assets represented by Class A Shares; 2.20% of those represented by Class B Shares and 2.20% of those represented by Class C Shares). For the fiscal year ended December 31, 1994, Strategic's expenses before any waiver or expense reimbursement by the fund's former adviser, Boston Security Counsellors, Inc. ("BSC"), was 2.53% of average net assets from the period of inception on July 1, 1994. (Strategic's expenses after any waiver and expense reimbursement by BSC for that period was 1.90% of average net assets).


                               THE REORGANIZATION

The terms and conditions upon which the Reorganization may be consummated are set forth in the Agreement and Plan of Reorganization, dated June 2, 1995 between the Fund and Strategic (the "Agreement") (see Exhibit A attached hereto). If certain conditions, including approval by the shareholders of the Fund, are satisfied, all of the Fund's assets will be transferred to Strategic and its certain identified liabilities assumed by Strategic. This will occur on the "Effective Date" of the Reorganization, which is October 27, 1995, or such later date as the parties may agree.

On the Effective Date, after the transfer of the Fund's assets to Strategic and the assumption of certain identified liabilities of the Fund by Strategic, the Fund's shareholders will receive the number of newly-issued Class A, Class B and Class C shares of Strategic of equal aggregate value to the aggregate value of the Class A, Class B and Class C shares of the Fund which were previously held. The newly issued Class A, Class B and Class C shares will be credited to each shareholder's account as of the Effective Date.

TERMS OF THE AGREEMENT

On the Effective Date, all of the assets and certain identified liabilities of the Fund will be transferred to Strategic in exchange for Class A, Class B and Class C voting shares of Strategic on the basis of relative net asset value. The Fund will then distribute to its shareholders the Class A, Class B and Class C shares, as appropriate, of Strategic received by the Fund pursuant to the terms of the Agreement in complete liquidation of the Fund.

The transaction described above, which will take place on the Effective Date, will not result in a diminution or inflation of the value of any shareholder's investment with respect to the newly issued Class A, Class B and Class C shares of Strategic as compared with the Class A, Class B and Class C shares of the Fund previously held.

As of the Effective Date, Strategic will, through its transfer agent, credit on its books and confirm in writing an appropriate number of full and fractional Class A, Class B and Class C shares of Strategic to each Class A, Class B and Class C shareholder of the Fund, where applicable, regardless of whether such shareholder holds physically-issued certificates. As of the Effective Date, any such certificate representing Class A, Class B and Class C shares of the Fund will represent only the right to receive an appropriate number of Class A, Class B and Class C shares of Strategic. Therefore, as of the Effective Date, present certificate holders of the Fund will be asked to surrender their certificates. No redemption or repurchase of any Strategic Class A, Class B and Class C shares credited to former shareholders of the Fund in place of Fund shares represented by unsurrendered certificates will be permitted until such certificates have been surrendered for cancellation. Any shareholder of the Fund who wishes to receive a certificate representing his or her Class A, Class B and Class C shares in Strategic must submit a written request therefor, along with any certificates representing Class A, Class B and Class C shares of the Fund, accompanied by such proper instruments of transfer, such as stock powers and signature guarantees, as Strategic may reasonably require.

The Agreement sets forth certain conditions to the obligations of the parties to proceed with the Reorganization, including the approval of the Reorganization by shareholders of the Fund, an opinion of counsel as to tax matters (depending on then-existing facts and circumstances), and the accuracy of various representations and warranties of each fund. Further, if the Reorganization is not approved at the Meeting, the funds will continue to operate separately; however, the proposal may be resubmitted to the Fund's shareholders, or the Trustees of the Trust, on behalf of the Fund, may consider what other action, if any, should be taken, including operating the Fund as it presently operates, terminating future sales of shares of the Fund, or seeking shareholder approval to liquidate the Fund.

DESCRIPTION OF SECURITIES TO BE ISSUED

Shareholders of the Fund will be issued Class A, Class B and Class C shares of beneficial interest of Strategic without par value. Each share of beneficial interest entitles the holder to one vote at all meetings of Strategic shareholders, except where matters relate solely to a particular class, in which case only holders of that class of shares are entitled to vote. Shareholders of each class participate equally in dividends and distributions declared by Strategic and in remaining net assets on liquidation after satisfaction of outstanding liabilities, provided, however, that such amounts distributed to shareholders may vary by class as a result of different expenses attributable to the respective classes. Strategic shares are fully paid and nonassessable, have no preemptive, conversion or cumulative voting rights (except for conversion rights to Class A shares associated with the Class B and Class T shares of Strategic), are transferable without restriction, and are redeemable at net asset value, which redemption proceeds may be reduced by the amount of the CDSC imposed on redemption, if any.

REASONS FOR AND PURPOSES OF THE REORGANIZATION

On February 15, 1995, the Adviser and ReliaStar Financial Corp. ("ReliaStar"), its indirect holding company, entered into a Purchase and Sale Agreement with Advest Group Inc. ("AGI") and certain subsidiaries of AGI, to purchase the stock of a wholly owned subsidiary of AGI. The transaction was completed on June 2, 1995. As an indirect result of the transaction, the Adviser became the investment adviser to Strategic, and Distributors became the fund's principal underwriter. Because the investment objectives, policies and techniques of Strategic and the Fund are similar to one another, it led the Adviser and Distributors to conclude it would be useful to combine the assets of the two funds. By combining the assets, Distributors could better coordinate marketing efforts and alleviate the potential for public confusion that might result from offering two similar funds. Moreover, the Adviser concluded that efficiencies could be realized by operating a single fund having as its objective high current income rather than incurring the expense of operating two such funds separately.

Furthermore, since the Fund's inception on November 8, 1993, the assets have grown to only $45 million as of July 31, 1995, and of this amount, approximately $20 million represents investments by one or more affiliates of the Adviser. In light of the slow growth in assets over the preceding period from inception and the factors described above, the Trustees considered and determined at a meeting held on April 26, 1995 that the Reorganization was the appropriate course of action. After a discussion of various available options, the Trustees of the Trust, on behalf of the Fund, including all of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act), unanimously adopted a resolution declaring the Reorganization advisable and directed that it be submitted to the shareholders for consideration. Several factors, including those described below, influenced the Trustees' determination.

As indicated above, the Fund's net assets have grown to only $45 million since November of 1993. While asset size remains low, the fixed expenses incurred in maintaining the fund's status as an open-end investment company, including the expenses incurred in complying with the reporting requirements of the Commission and the states in which the Fund's shares are sold, and the attendant auditing and legal fees, have increased as fee caps and waivers initially offered by third party service providers have expired, and such fixed expenses are incurred regardless of the number of shareholders or the size of the Fund.

The Fund's ratio of expenses to average net assets on an annualized basis before the Adviser reimbursed the Fund was 1.75% for Class A shares, 2.64% for Class B shares, and 8.81% for Class C shares for the fiscal year ended October 31, 1994, and for the semi-annual period ending April 30, 1995 1.61% for Class A, 2.34% for Class B and 3.14% for Class C shares. Since it would take a significant increase in the Fund's assets to decrease materially its expense ratio, it is not expected that the expense ratio would decrease in the near future if the Fund continued its separate existence, particularly in light of the fact that Distributors also will be distributing shares of Strategic, a fund very similar to the Fund. It is anticipated that Fund Shareholders will benefit from a lower expense ratio in Strategic after the combination (see "Comparison of Advisory Fees and Expense Ratios" and "Comparative Fee Table").

For the period from inception (November 8, 1993) to October 31, 1994, the Fund's total return for Class A shares was (6.18%), (9.61%) for Class B shares (inception date February 9, 1994) and (7.29%) for Class C shares (inception date March 21, 1994). For the period from November 1, 1994 through April 30, 1995 the Fund's total return was 6.52% for Class A shares, 6.12% for Class B shares, and 6.36% for Class C shares. While the Adviser believes that over the next market cycle the Fund's performance may continue to improve, it believes that short-term results will not rise to an adequate competitive level to provide sufficient inducement to encourage additional sales.

At the Trustees' meeting held on April 26, 1995, the Trustees considered the various alternatives available, including the transfer of the Fund's assets, subject to certain identified liabilities, to Strategic and the liquidation and dissolution of the Fund. After considering a number of factors, the Trustees determined that the sale to Strategic was the most advisable course of action. The Trustees were of the view that Strategic presented opportunity for the Fund shareholders to continue to receive the services of Northstar, in a situation where shareholders could potentially benefit from economies of scale. (Strategic had total net assets of approximately $29.2 million at May 1, 1995.) The Trustees compared the investment objectives, policies, restrictions, techniques and risks of the Fund and Strategic, and concluded that Strategic may afford shareholders equal investment flexibility with similar objectives but with the benefits that accompany a larger asset base. Furthermore, it was noted that the overall expense ratio of Strategic was lower than that of the Fund. See "Special Considerations and Risk Factors," "Comparison of Investment Objectives and Policies," "Comparison of Advisory Fees and Expense Ratios" and "Comparative Fee Table."


In considering the potential effects of the Reorganization on Fund shareholders, the Trustees reviewed a comparative cost analysis. Strategic's advisory fees are payable at a lower annual rate than are the Fund's fees and no administrative fee is payable through June 1, 1997. Northstar has agreed to reimburse the Fund and Strategic for expenses in excess of the lowest applicable state expense limitation. Both Fund and Strategic shares are sold at a public offering price that in the case of most Class A shares includes a sales charge. In the case of most Class B and Class C share purchases, a sales charge will be imposed at the time of redemption, in the case of Class B shares, on a declining scale for up to five years from the date of purchase, and in the case of Class C shares, for one year from the date of purchase. Each class of each fund is also subject to a Rule 12b-1 distribution plan. See "Summary -- Summary Comparison of the Fund and Strategic," "Comparison of Investment Objectives and Policies" and "Comparison of Advisory Fees and Expense Ratios." Based upon the comparable cost structure of the two funds and in view of all relevant factors, the Trustees of the Trust, on behalf of the Fund, determined that on balance, the Reorganization would be beneficial to the Fund's shareholders.



The Trustees of the Fund also reviewed the organizational and financial capability and reputation of Northstar, its principals and affiliates. Northstar is an indirect, majority-owned subsidiary of ReliaStar, a holding company whose subsidiaries specialize in the life and health insurance businesses. Combined minority interests of senior management of Northstar represent a 20% ownership interest in NWNL Northstar, Inc., which wholly owns Northstar. Northstar serves as adviser to ten other registered investment companies which, including the funds, represented in excess of $995 million in combined assets as of August 31, 1995.



The Fund has established an expense accrual of $.001 per share which is estimated to cover the ongoing expenses of the Fund, as well as the legal, accounting and other expenses associated with the Reorganization.


The right of a shareholder to redeem shares of the Fund at any time prior to the Effective Time has not been impaired by the approval of the Reorganization. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in the Fund's current prospectus. The Fund does not impose any redemption charges; however, certain redemptions may be subject to a CDSC. Shareholders should consult with their personal tax advisors as to the different tax consequences of redeeming their shares as opposed to exchanging their shares for Strategic shares in the Reorganization. See "Tax Consequences" below.

CERTAIN EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS OF THE FUND

Upon consummation of the Reorganization, any prior election by Fund shareholders to reinvest dividends and distributions in additional shares or to receive dividends or distributions in cash will continue in effect until changed as set forth in Strategic's Prospectus (such options for reinvestment being identical to the Fund's). Shareholders of the Fund will receive shares of Strategic having, on the Effective Date, the equivalent value in the aggregate of the shares of the Fund previously held, in accordance with the terms of the Agreement.

EXPENSES OF THE REORGANIZATION

The aggregate expense to both funds for effecting the Reorganization is estimated at approximately $20,000. The Fund and Strategic will each bear its respective expenses incurred in the Reorganization.

CERTAIN LEGAL EFFECTS

Upon consummation of the Reorganization, Strategic will continue to be governed by the provisions of its current Amended and Restated Declaration of Trust and By-Laws. Strategic's affairs will be supervised by the current Trustees of Strategic.

TAX CONSEQUENCES

The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal revenue Code of 1986, as amended (the "Code"). In the event that the Reorganization so qualifies based on existing facts and circumstances at the time of consummation of the Reorganization, the Fund and Strategic will receive an opinion of counsel to that effect. Accordingly, pursuant to this treatment, no gain or loss will be recognized by the Fund, Strategic or Fund shareholders as a result of the Reorganization; the basis of Strategic shares received by Fund shareholders in exchange for their shares of the Fund will equal the basis of the Fund shares so surrendered; the holding period of Strategic shares received by Fund shareholders in exchange for their shares of the Fund will include the period during which such shareholders held shares of the Fund (provided that the Fund shares were held as capital assets on the date of the Reorganization); the basis of the assets acquired by Strategic will be the same as the basis of such assets when held by the Fund immediately prior to the Reorganization; and the holding period of the assets of the Fund when held by Strategic will include the period during which such assets were held by the Fund.

The opinion of counsel will be based upon certain representations made by Strategic and the Fund. While an opinion of counsel does not bind the Internal Revenue Service (the "IRS") or the courts, it will reflect such counsel's view, as of the closing of the Reorganization, as to the expected Federal income tax treatment of the Reorganization. If the IRS were to take a position contrary to the views expressed by such counsel, and succeed in asserting such position, shareholders would be treated as having received shares of Strategic in a transaction in which gain or loss would be recognized for Federal income tax purposes and Strategic would be treated for such purposes as having purchased the assets of the Fund for their fair market value.

In the event that more than fifty percent of the Fund's shares are redeemed prior to or shortly after the date of consummation of the Reorganization, the Reorganization most probably will not qualify as a tax-free reorganization under the Code. The Reorganization will nevertheless be consummated, subject to the other conditions of the Agreement. In such event (i) the basis of the assets of the Fund acquired by Strategic will be their value on the date of the Reorganization and the holding period will start on the day following such date;
(ii) each shareholder of the Fund will recognize gain or loss on the exchange of his or her Fund shares for Strategic shares, generally equal to the difference between his or her basis in the surrendered Fund shares and the value of the Strategic shares received in exchange as of the Effective Date; and (iii) the holding period for the Strategic shares received by a former Fund shareholder will commence as of the day following the Effective Date.

At its fiscal year end on October 31, 1994, the Fund had capital loss carryforwards of approximately $1.6 million. The Fund also had net unrealized losses of approximately $1,071,500 as of August 31, 1995, because the aggregate basis for all of the Fund's assets exceeds the fair market value of those assets. If the Reorganization is carried out, the ability of Strategic to utilize the Fund's capital loss carryforwards, as well as any recognized loss attributable to the Fund's net unrealized built-in losses immediately before the Reorganization, will be limited under the Code. As a result of this limitation, it is possible that Strategic will not be able to use these losses as rapidly as the Fund might have been able to, and part or all of these losses may not be usable by Strategic at all. The ability of Strategic or the Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains eligible to be offset. Net capital loss carryforwards of regulated investment companies generally expire at the end of the eighth taxable year after they arise if they have not been absorbed by that time. Therefore, under the limitation described above, it is possible that some or all of the losses from the Fund will expire unutilized.


Shareholders should consult their tax advisors regarding the effect of the proposed transactions in light of their individual circumstances. As the foregoing discussion relates only to Federal income tax consequences, shareholders should also consult their tax advisors as to the state and local tax consequences of such transactions.

RECOMMENDATION OF THE TRUSTEES


Based upon their review, the Trustees of the Trust, on behalf of the Fund, concluded that the participation of the Fund in the proposed Reorganization would be in the best interests of the Fund and its shareholders and that the Reorganization would not result in the dilution of existing shareholders' interests. At a meeting held on June 2, 1995, the trustees of Strategic considered factors similar to those considered by the Trustees of the Trust and determined that Strategic's participation in the proposed Reorganization would be in the best interests of Strategic and its shareholders and that the Reorganization would not result in the dilution of the interests of existing shareholders of Strategic. The Trustees of the Trust, on behalf of the Fund, including the Independent Trustees, have unanimously recommended that the Fund's shareholders vote FOR the Reorganization. See "Information Concerning the Special Meeting -- Voting Rights and Required Vote."


                            PRO-FORMA CAPITALIZATION

The capitalization of the Class A shares of the Fund and Strategic as of June 30, 1995 and the pro forma combined capitalization of Strategic as of that date after giving effect to the Reorganization are as follows:

                                                                            PRO FORMA
                                                STRATEGIC     THE FUND     ADJUSTMENTS     COMBINED
Net Assets:                                        159,807     27,089,705                   27,249,512
Net Asset Value Per Share Outstanding:               12.15           4.48                        12.15
Shares Outstanding:                                 13,156      6,052,931    (3,823,326)     2,242,761

The capitalization of the Class B shares of the Fund and Strategic as of June 30, 1995 and the pro forma combined capitalization of Strategic as of that date after giving effect to the Reorganization are as follows:

                                                                            PRO FORMA
                                                STRATEGIC     THE FUND     ADJUSTMENTS     COMBINED
Net Assets:                                        435,420     15,905,188                   16,340,608
Net Asset Value Per Share Outstanding:               12.15           4.47                        12.15
Shares Outstanding:                                 35,844      3,555,536    (2,246,467)     1,344,913

The capitalization of the Class C shares of the Fund and Strategic as of June 30, 1995 and the pro forma combined capitalization of Strategic as of that date after giving effect to the Reorganization are as follows:

                                                                            PRO FORMA
                                                STRATEGIC     THE FUND     ADJUSTMENTS     COMBINED
Net Assets:                                          2,696      1,007,950                    1,010,646
Net Asset Value Per Share Outstanding:               12.14           4.48                        12.14
Shares Outstanding:                                    222        224,963      (141,936)        83,249

Class T shares represented $30,456,301 of the Fund's total net assets as of June 30, 1995. The capitalization of Class T shares of Strategic is not presented, as no Class T shares will be issued to Fund shareholders pursuant to the Reorganization, and, therefore, no pro forma adjustments will be made.


                            PERFORMANCE INFORMATION

Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the Commission and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the fund (giving effect to the deduction of a sales charge, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period (and giving effect to a CDSC, if applicable); and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

The following table reflects average annual total returns for one year and since inception (November 8, 1993) periods ending April 30, 1995 for Class A shares of the Fund based on net asset values:

     PERIOD         THE FUND
One Year                3.62%
Since Inception         0.62%

AVERAGE ANNUAL TOTAL RETURN -- CLASS B SHARES

The following table reflects average annual total returns for the one year and since inception (February 9, 1994) periods ending April 30, 1995 for Class B shares of the Fund based on net asset value:

     PERIOD         THE FUND
One Year                2.83%
Since Inception        -3.93%

AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

The following table reflects average annual total returns for the one year and since inception (March 21, 1994) periods ending April 30, 1995 for Class C shares of the Fund based on net asset value:

     PERIOD         THE FUND
One Year                3.07%
Since Inception        -1.49%

AVERAGE ANNUAL TOTAL RETURN -- CLASS T SHARES

This information relates to the performance of Class T shares of Strategic under advisory agreements between Strategic and Boston Security Counsellors, Inc., which agreements were terminated on June 2, 1995. Class A, Class B and Class C shares of Strategic were not issued until June 5, 1995; therefore, total return information for those classes is not provided. As stated above, Class T shares are no longer offered for sale.

The following table reflects average annual total returns for Strategic Class T shares for the one-year period ended June 30, 1995.

     PERIOD        STRATEGIC
One Year               10.28%

Current yield reflects the income per share earned by a fund's portfolio investments. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum public offering price, which in the case of Class A shares includes the sales load, of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.

YIELD

The yield of the Class A, Class B and Class C shares of Strategic for the 30-day period ended July 31, 1995 was 7.44%, 7.14% and 7.11%, respectively. The yield of the Class A, Class B and Class C shares of the Fund for the 30-day period ended July 31, 1995 was 7.47%, 7.15% and 7.15%, respectively.

                       INFORMATION CONCERNING THE MEETING

Proxies in the form enclosed with this Proxy Statement/ Prospectus are being solicited by the Trustees of the Fund for use at the special meeting of shareholders of the Fund (the "Meeting"). It is anticipated that this Proxy Statement/Prospectus will first be mailed to shareholders on or about September 18, 1995.

The costs of preparing, printing and mailing the accompanying Notice of Special Meeting and this Proxy Statement/Prospectus and the costs of the Meeting will be borne by the Fund. Such costs will come to approximately $10,000. Proxy materials may be distributed through brokers, custodians and nominees to beneficial owners and the Fund may reimburse such parties for reasonable charges and expenses. In addition, proxies may be solicited by telephone or telegraph by officers, employees and agents of the Fund on behalf of the Trustees, or by independent solicitors, the expenses of which may be charged to the Fund. The Fund has not yet retained a proxy solicitor and does not currently intend to do so. If the Fund does retain a proxy solicitor, however, such a solicitor would typically be paid a fee of $1,500 for a solicitation of this size. The mailing address of the Fund is Two Pickwick Plaza, Greenwich, Connecticut 06830.

DATE, TIME AND PLACE OF MEETING

The Meeting will be held on October 27, 1995 at the offices of the Fund, Two Pickwick Plaza, Greenwich, Connecticut 06830, at 10:30 a.m., EST.

SOLICITATION, REVOCATION AND USE OF PROXIES

A shareholder executing and returning a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the approval of the Reorganization.

RECORD DATE AND OUTSTANDING SHARES

Only holders of record of the Fund's shares of beneficial interest, par value $0.01 per share, at the close of business on August 31, 1995 (the "Record Date") are entitled to vote at the Meeting and any adjournment thereof. The holders of greater than 50% of the Fund shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present, but which have not been voted. Broker "non-votes" are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner(s) or other person(s) entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker "non-votes" will have the effect of a vote AGAINST the proposed Reorganization, which proposal requires the affirmative vote of a majority of all of the votes entitled to be cast at the Meeting.

In the event that a quorum is not present at the Meeting, or a quorum is present, but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies which they are required to vote AGAINST the Reorganization against any such adjournment.


At the close of business on the Record Date, there were 10,085,655 shares of beneficial interest of the Fund outstanding and entitled to vote.


VOTING RIGHTS AND REQUIRED VOTE


Each share of beneficial interest of the Fund is entitled to one vote. See "Security Ownership of Certain Shareholders and Management." Approval of the Reorganization requires the affirmative vote of a majority of the Fund's shares of beneficial interest outstanding and entitled to vote at the Meeting (as the term "majority" is defined in the 1940 Act). If the Reorganization is not approved by the shareholders of the Fund, Trustees of the Trust, on behalf of the Fund, will consider other possible courses of action, including operating the Fund as it presently operates, terminating future sales of shares of the Fund, or seeking shareholder approval to liquidate the Fund. The votes of the shareholders of Strategic are not being solicited because their approval or consent is not necessary for the Reorganization to take place. On August 31, 1994 there were 2,652,544 shares of Strategic outstanding. No person was known by management of Strategic to own beneficially or of record more than 5% of the outstanding shares of Strategic on that date. All of the officers and directors of Strategic as a group own less than 1% of Strategic's shares.

                             SECURITY OWNERSHIP OF
                      CERTAIN SHAREHOLDERS AND MANAGEMENT


As  of  August  31,  1995  Northwestern  National  Life  Insurance  Company,  20
Washington Avenue South, Minneapolis, MN 55401, which was organized in Minnesota, and Northern Life Insurance Company, 1110 Third Avenue, Seattle, WA 98101, which was organized in Washington, were the record owners of 28.8% and of 14.1%, respectively, of the Fund's outstanding shares. The following person was known by management to own of record more than 5% of the outstanding shares of the Fund.



       Merrill Lynch (14.9%)
       Mutual Fund Operations
       4800 Deer Lake Drive East
       Jacksonville, FL 32246


Trustees and officers as a group owned beneficially or of record less than 1% of the outstanding shares of the Fund as of August 31, 1995.

                              FINANCIAL STATEMENTS

The financial statements of the Trust contained in its annual report to shareholders for the fiscal year ended October 31, 1994 have been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. The financial statements of Strategic contained in its annual report to shareholders for the fiscal year ended December 31, 1994 have been audited by Price Waterhouse LLP, Strategic's independent accountants. These financial statements and the unaudited semi-annual reports to shareholders of the Fund and Strategic for the six-month periods ended April 30, 1995 and June 30, 1995, respectively, are incorporated by reference in the SAI to this Proxy Statement/Prospectus and are incorporated by reference herein. Such financial statements will be provided upon request of the SAI to this Proxy Statement/Prospectus.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

The funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                                 OTHER MATTERS

The Trustees of the Trust, on behalf of the Fund, know of no other matters that may come before the Meeting. If any such matters should properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment.

Please mark, sign, date and return the enclosed proxy promptly. No postage is required on the enclosed envelope if mailed in the United States.

By Order of the Trustees,

           [LOGO]
Lisa Hurley
Secretary
Greenwich, Connecticut

September 22, 1995

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this second day of June, 1995, by and between NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND (the "Acquiring Fund"), a Massachusetts business trust with its principal place of business at Two Pickwick Plaza, Greenwich, CT 06830 and Northstar Advantage Trust (the "Trust"), a Massachusetts business trust with its principal place of business at Two Pickwick Plaza, Greenwich, Connecticut 06830, on behalf of NORTHSTAR ADVANTAGE MULTI-SECTOR BOND FUND (the "Acquired Fund"), a separate series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund is a series of and the Acquiring Fund is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trustees of the Acquiring Fund have determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Trustees of the Trust, on behalf of the Acquired Fund, have determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and increased portfolio diversification;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of the Acquiring Fund and the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles ("GAAP") consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected on that unaudited statement of assets and liabilities, and shall not assume any other liabilities.

1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  VALUATION

2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Declaration of Trust and then-current prospectus or statement of additional information.

2.2 The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Declaration of Trust and then-current prospectus or statement of additional information.

2.3 The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B or Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made by Northstar Investment Management Corporation ("Northstar") or its designated agent.

3.  CLOSING AND CLOSING DATE


3.1 The Closing Date shall be October 27, 1995, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., New York time. The Closing shall be held at the offices of Northstar, Two Pickwick Plaza, Greenwich, Connecticut, or at such other time and/or place as the parties may agree.


3.2 Custodial Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver, at the Closing, a certificate of an authorized officer stating that the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

3.3 The Shareholder Services Group, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1 The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its properties and assets and, to the knowledge of the Trust, to carry on its business as it is now being conducted;

(b) The Acquired Fund is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

(c) To the knowledge of the Trust, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

(d) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities of the Acquired Fund at October 31, 1994 has been audited by Coopers & Lybrand L.L.P., independent accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h) Since October 31, 1994, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(i) On the Closing Date, all material Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(k) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquired Fund). All of the issued and outstanding shares of the Acquired Fund will, at the time of closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(l) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund's Trustees, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n)  The   information  to  be  furnished  by  the  Acquired  Fund  for  use  in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(o) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

4.2  The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Fund's Amended and Restated Declaration of Trust to own all of its properties and assets and, to the knowledge of the Acquiring Fund, to carry on its business as it is now being conducted;

(b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, are in full force and effect;

(c) To the knowledge of the Acquiring Fund, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Acquiring Fund's Amended and Restated Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

(g) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, except as previously disclosed in writing to the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(h) The Statement of Assets and Liabilities of the Acquiring Fund at December 31, 1994 has been audited by Price Waterhouse, independent accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since December 31, 1994, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders, shall not constitute a material adverse change;

(j) On the Closing Date, all material Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n) The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

(q) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statements were made not materially misleading; and

(r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.


5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.


5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) The Acquiring Fund is a business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (b) the Acquiring Fund has the power under its Amended and Restated Declaration of Trust, to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated thereby will not, result in the violation of the Acquiring Fund's Amended and Restated Declaration of Trust and By-laws or of any agreement to which the Acquiring Fund is a party or by which it is bound; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated in the Agreement have been obtained or made.

6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Trust, with respect to the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) The Trust is a business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (b) the Trust, on behalf of the Acquired Fund, has the power under its Declaration of Trust, to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated thereby will not, result in the violation of the Trust's Declaration of Trust and By-laws or of any agreement to which the Trust or the Acquired Fund is a party or by which it is bound; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated in the Agreement have been obtained or made; and

7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5 The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Acquiring Fund and Acquired Fund substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert Price & Rhoads determines that the transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.  BROKERAGE FEES AND EXPENSES

9.1 The Acquiring Fund and the Trust, on behalf of the Acquired Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement, except that all costs associated with the parties' application for exemptive relief from the provisions of Sections 17(a) and 17(d) of the 1940 Act shall be borne by the funds' investment adviser.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION
This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such board, make proceeding with the Agreement inadvisable.

12. AMENDMENTS
This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B and Class C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund, Two Pickwick Plaza, Greenwich, Connecticut 06830, or to the Acquired Fund, Two Pickwick Plaza, Greenwich, Connecticut 06830.


14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Amended and Restated Declaration of Trust of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


NORTHSTAR ADVANTAGE TRUST,                    NORTHSTAR ADVANTAGE STRATEGIC
  on behalf of Northstar Advantage Multi-     INCOME FUND
  Sector Bond Fund
By:                                           By:

                                                              September 22, 1995



Dear Fellow Shareholder:



A special meeting of the Northstar Advantage Multi-Sector Bond Fund (the "Fund") will be held on October 27, 1995 to vote on an important proposal affecting your Fund. The proposal, which is detailed in the attached proxy statement/prospectus, asks you to approve a transaction (the "Reorganization") whereby your Fund will be reorganized into the Northstar Advantage Strategic Income Fund ("Strategic"). Strategic has a substantially identical investment objective to your Fund, and is very similar in style and scope. The investment adviser to both funds believes that the combined portfolios should provide greater economies of scale, resulting in reduced operating expenses, and should afford the combined fund's portfolio managers greater investment flexibility.



The proposal has been carefully considered by the Trustees of the Fund, who are charged with monitoring the best interests of the Fund's shareholders. The Trustees found that the proposed Reorganization would be in the best interests of the Fund and its shareholders, and recommend that shareholders cast their votes in favor of the transaction. If the transaction is approved, you will receive shares of Strategic with an aggregate value equal to the value of your Fund shares on the date of the transaction.



Strategic  is   advised   by   Northstar   Investment   Management   Corporation
("Northstar"), investment adviser to the Fund. In fact, substantially all aspects of your investment, such as portfolio management, administration, shareholder servicing, and distribution, will remain the same. Because of their similarities, the funds invest in many of the same issuers and types of securities. Northstar believes that once the portfolios are combined, Strategic should offer yields competitive with current yields of the Fund. Therefore, Northstar anticipates that you will receive a similar level of dividend payments each month, subject, of course, to adjustments necessitated by market changes. In addition, you will benefit from a lower investment management fee paid by Strategic.



Strategic will be co-managed by Prescott Crocker (Strategic's current manager) and Thomas Ole Dial (the current manager of the Fund). Each of these managers has an extensive background in the management of fixed income investments.



We hope that you will review the enclosed documents carefully and promptly return the attached proxy card with your favorable vote. If you have any questions before you vote or at any time prior to the Meeting, please feel free to call our marketing representatives toll-free at 1-800-595-7827 between the hours of 8:30 a.m. and 6:00 p.m. EST.



Your prompt action on this matter will be greatly appreciated.




                                         Sincerely,



                                         Mark L. Lipson
                                         President

                   NORTHSTAR ADVANTAGE MULTI-SECTOR BOND FUND
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 27, 1995
                   PROXY SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned shareholder of NORTHSTAR ADVANTAGE MULTI-SECTOR BOND FUND (the "Fund"), a series of Northstar Advantage Trust, a Massachusetts business trust, hereby appoints Mark L. Lipson and Lisa Hurley, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund, which shall be held on October 27, 1995, at 10:30 a.m., New York City time, at the offices of the Fund, Two Pickwick Plaza, Greenwich, Connecticut, and at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions:


                                          PLEASE VOTE, SIGN, DATE AND PROMPTLY
                                          MAIL THIS PROXY IN THE ENCLOSED
                                          ENVELOPE. NO POSTAGE IS NECESSARY IF
                                          MAILED IN THE UNITED STATES.



                                              IMPORTANT: PLEASE INSERT DATE OF
                                              SIGNING.



                                          Dated: ___________, 1995



                                          This Proxy shall be signed exactly  as
                                          your  name(s)  appear  hereon.  If  as
                                          attorney,  executor,  guardian  or  in
                                          some  representative capacity or as an
                                          officer of a  corporation, please  add
                                          title as such.

                                          ______________________________________

If more than one of the proxies, or their substitutes, are present at the meeting or at any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all the powers granted hereby. This proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. In the absence of contrary instructions, this proxy will be voted FOR the proposal.


The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement/ Prospectus, dated September 22, 1995, and Strategic's prospectus dated June 5, 1995.
FOR ____________________ AGAINST ___________________ ABSTAIN ___________________



1. Proposal to approve the Agreement and Plan of Reorganization, dated June 2, 1995, between the Fund and Northstar Advantage Strategic Income Fund ("Strategic"), and the proposed transaction whereby all of the assets of the Fund will be transferred to, and certain identified liabilities of the Fund assumed by, Strategic in exchange for Strategic's Class A, Class B and Class C shares; immediately thereafter, the Class A, Class B and Class C shares of Strategic will be distributed to the Fund's Class A, Class B and Class C shareholders in total liquidation of the Fund, which will thereafter be dissolved, all as more fully described in the Proxy Statement/Prospectus dated September 22, 1995;



    and, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.